SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2003

Wells Real Estate Fund XIII, L.P.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

0-49633	58-2438244
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

Item 2. Acquisition of Assets

AIU Chicago Building

On September 19, 2003, Wells Fund XIII – REIT Joint Venture Partnership (the “Wells Fund XIII-REIT Joint Venture”), a joint venture partnership between Wells Real Estate Fund XIII, L.P. (the “Registrant”) and Wells Operating Partnership, L.P. (“Wells OP”), the operating partnership for Wells Real Estate Investment Trust, Inc., purchased a four-story office building on a 2.7 acre tract of land located at 5550 Prairie Stone Parkway in Hoffman Estates, Illinois (the “AIU Chicago Building”) from Two Park Center, L.L.C. (“Two Park”) for a purchase price of $26,300,000, plus closing costs. Two Park is not in any way affiliated with the Wells Fund XIII-REIT Joint Venture, the Registrant or its general partners.

The Registrant contributed $3,000,000 and Wells OP contributed $23,977,172 to the Wells Fund XIII – REIT Joint Venture for their respective shares of the acquisition costs for the AIU Chicago Building. Subsequent to the acquisition of the AIU Chicago Building, the Registrant held an equity percentage interest in the Wells Fund XIII – REIT Joint Venture of approximately 28.11%, and Wells OP held an equity percentage interest in the Wells Fund XIII – REIT Joint Venture of approximately 71.89%.

The AIU Chicago Building, which was completed in 1999, contains approximately 193,700 rentable square feet and is primarily leased under net leases (i.e., operating costs and maintenance costs are paid by the tenants) to American Intercontinental University, Inc. (approximately 66%) and Philips Electronics North America Corporation (approximately 17%). Approximately 14% of the AIU Chicago Building is leased to three additional tenants, and approximately 3% of the AIU Chicago Building is currently vacant.

American Intercontinental University, Inc. (“AIU”) occupies approximately 127,626 rentable square feet of the AIU Chicago Building. AIU is a wholly owned subsidiary of EduTrek International, Inc., which is a wholly owned subsidiary of Career Education Corporation (“Career Education”), a company whose shares are publicly traded on NASDAQ. AIU provides post-secondary education at campuses in Los Angeles, Houston, Fort Lauderdale, London and Atlanta. AIU also provides an online Internet degree program. Career Education, the guarantor of the AIU lease, provides private for-profit post-secondary education at over 75 schools, colleges and universities worldwide in the areas of visual communication and design technologies, information technology, business studies, culinary arts, and healthcare. Career Education reported a net worth, as of June 30, 2003, of approximately $473.6 million.

The AIU lease commenced in May 2002 and expires in June 2008, except for approximately 48,933 rentable square feet of the AIU lease (the “Expansion Space”) which expires in December 2010. The current annual base rent payable under the AIU lease is $1,672,970. AIU has the right, at its option, to extend the initial term of its lease, excluding the Expansion Space, for one additional five-year period at the then-current market rental rate. AIU has a right of first offer to lease additional space in the AIU Chicago Building upon such space becoming available. The AIU lease prohibits the Wells Fund XIII-REIT Joint Venture from leasing any space in the AIU Chicago Building to any business which offers post-high school or corporate training as its primary function.

Philips Electronics North America Corporation (“Philips North America”) is a wholly owned subsidiary of Philips Holding USA Inc., which is a wholly owned subsidiary of Koninklijke Philips Electronics N.V. (“Philips”). Philips North America manages the North American operations of Philips, a worldwide electronics manufacturer. Philips, whose shares are publicly traded on the New York Stock Exchange, operates in over 60 countries. The Philips North America lease covers approximately 32,860 rentable square feet and commenced in July 2002 and expires in July 2007. The current annual base rent payable under the Philips North America lease is $414,036. Philips North America has the right, at its option, to extend the initial term of its lease for one additional three-year period at annual base rents per square foot of $14.50, $15.10 and $15.75, respectively.

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The current aggregate annual base rent for the remaining three tenants in the AIU Chicago Building is approximately $419,865.

The Wells Fund XIII-REIT Joint Venture, as landlord, is responsible for the maintenance and repair of the roof, elevators, plumbing, electrical, heating and air conditioning, exterior walls, doors, windows, corridors and other common areas of the AIU Chicago Building.

Wells Management Company, Inc. (“Wells Management”), an affiliate of the Wells Fund XIII-REIT Joint Venture, the Registrant and its general partners, will manage the AIU Chicago Building on behalf of the Wells Fund XIII-REIT Joint Venture and will be paid management and leasing fees in the amount of 4.5% of the gross revenues from the AIU Chicago Building, subject to certain limitations.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

AIU Chicago Building	Page
Report of Independent Auditors	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2002 (audited) and for the six months ended June 30, 2003 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2002 (audited) and for the six months ended June 30, 2003 (unaudited)	F-3

Wells Real Estate Fund XIII, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of June 30, 2003 (unaudited)	F-6

Pro Forma Statement of Income for the year ended December 31, 2002 (unaudited)	F-7

Pro Forma Statement of Income for the six months ended June 30, 2003 (unaudited)	F-8

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIII, L.P. (Registrant)

By:	Wells Capital, Inc.
General Partner

By: /s/ Leo F. Wells, III
Leo F. Wells, III President

By:	/s/ Leo F. Wells, III

Leo F. Wells, III General Partner

Date: October 2, 2003

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Report of Independent Auditors

Joint Venture Partners

Wells Fund XIII-REIT Joint Venture Partnership:

We have audited the accompanying statement of revenues over certain operating expenses of the AIU Chicago Building for the year ended December 31, 2002. This statement is the responsibility of the AIU Chicago Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the AIU Chicago Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the AIU Chicago Building for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

Atlanta, Georgia September 19, 2003	/s/ Ernst & Young LLP

AIU Chicago Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the six months ended June 30, 2003 (unaudited)

(in thousands)

	2003	2002
	(Unaudited)
Revenues:
Base rent	$836	$1,506
Tenant reimbursements	855	1,143
Other revenue	719	27

Total revenues	2,410	2,676
Expenses:
Real estate taxes	401	780
Other operating expenses	167	284
General and administrative	126	258
Utilities	100	189
Cleaning	105	152
Management fees	74	80

Total expenses	973	1,743

Revenues over certain operating expenses	$1,437	$933

See accompanying notes.

AIU Chicago Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the six months ended June 30, 2003 (unaudited)

1. Description of Real Estate Property Acquired

On September 19, 2003, the Wells Fund XIII-REIT Joint Venture Partnership (“Wells Fund XIII-REIT”) acquired the AIU Chicago Building, a four-story office building containing approximately 194,000 square feet located in Hoffman Estates, Illinois, from Two Park Center, L.L.C. (“Two Park Center”), an unrelated third-party. Total consideration for the acquisition was approximately $26.3 million. Wells Fund XIII-REIT is a joint venture partnership between Wells Real Estate Fund XIII, L.P. and Wells Operating Partnership, L.P. (“Wells OP”). Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the AIU Chicago Building after its acquisition by Wells Fund XIII-REIT.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $36,000 for the year ended December 31, 2002 and approximately $40,000 for the six months ended June 30, 2003.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

AIU Chicago Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2002

and the six months ended June 30, 2003 (unaudited)

4. Description of Leasing Arrangements

Two Park Center’s interests in all lease agreements were assigned to Wells Fund XIII-REIT upon its acquisition of the AIU Chicago Building. The office space is leased to tenants under leases with terms that vary in length. Certain leases contain reimbursement clauses and renewal options. One tenant, Hartford Computer Group, Inc. (“Hartford”), terminated its lease for approximately 49,000 square feet in March 2003. Hartford paid Two Park Center a termination fee of $700,000, which is included in Other Revenue for the six months ended June 30, 2003.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2003	$1,976
2004	2,557
2005	2,632
2006	2,621
2007	2,445
Thereafter	3,106

$15,337

Four tenants, Hartford, American Intercontinental University, Inc. (“AIU”), Future Electronics Corporation (“Future”) and Philips Electronics North America Corporation (“Philips”) contributed approximately 45%, 15%, 14% and 13%, respectively, of rental income for the year ended December 31, 2002. AIU, Philips, Hartford and Future contributed approximately 35%, 25%, 14% and 13%, respectively, of rental income for the six months ended June 30, 2003. Subsequent to December 31, 2002, AIU and Philips will contribute approximately 74% and 13%, respectively, of the future minimum rental income of those leases in place as of that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the six months ended June 30, 2003 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE FUND XIII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIII, L.P. (“Wells Fund XIII”) included in its annual report on Form 10-K for the year ended December 31, 2002 and quarterly report on Form 10-Q for the period ended June 30, 2003.

The following unaudited pro forma balance sheet as of June 30, 2003 has been prepared to give effect to the acquisition of the AIU Chicago Building by Wells Fund XIII-REIT Joint Venture Partnership (“Wells Fund XIII-REIT”), a joint venture partnership between Wells Fund XIII and Wells Operating Partnership, L.P. (“Wells OP”), as if the acquisition occurred on June 30, 2003. Wells Fund XIII’s ownership percentage in Wells XIII-REIT decreased from 38.72% to 28.11% as a result of its disproportionate contribution, which was used to partially fund the acquisition of the AIU Chicago Building.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., a Maryland corporation. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells OP.

The following unaudited pro forma statement of income for the six months ended June 30, 2003 has been prepared to give effect to the acquisition of the AIU Chicago Building as if the acquisition occurred on January 1, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2002 has been prepared to give effect to the acquisition of the John Wiley Indianapolis Building and the AIU Chicago Building as if the acquisitions occurred on January 1, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the John Wiley Indianapolis Building and the AIU Chicago Building been consummated as of January 1, 2002. In addition, the pro forma balance sheet includes allocations of the purchase price for the acquisition based upon preliminary estimates of the fair value of the assets and liabilities acquired. Therefore, these allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE FUND XIII, L.P.

PRO FORMA BALANCE SHEET

JUNE 30, 2003

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund XIII, L.P. (a)	AIU Chicago		Pro Forma Total
ASSETS:
Investment in Joint Venture	$16,910,747	$3,125,000	(b)	$20,035,747
Cash and cash equivalents	14,918,679	(3,000,000	)(c)	11,918,679
Deferred project costs	624,251	(125,000	)(d)	499,251
Due from Joint Venture	372,239	0		372,239

Total assets	$32,825,916	$0		$32,825,916

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Partnership distributions payable	$340,478	$0		$340,478
Accounts payable	15,150	0		15,150
Due to affiliates	0	0		0

Total liabilities	355,628	0		355,628

Partners’ capital:
Limited partners:
Cash Preferred – 3,026,471 units outstanding as of June 30, 2003	26,522,651	0		26,522,651
Tax Preferred – 748,678 units outstanding as of June 30, 2003	5,947,637	0		5,947,637

Total partners’ capital	32,470,288	0		32,470,288

Total liabilities and partners’ capital	$32,825,916	$0		$32,825,916

(a)	Historical financial information derived from Wells Real Estate Fund XIII, L.P.’s quarterly report filed on Form 10-Q.
(b)	Reflects Wells Real Estate Fund XIII, L.P.’s proportionate share of the cost to acquire the AIU Chicago Building.
(c)	Reflects Wells Real Estate Fund XIII, L.P.’s contribution to Wells Fund XIII-REIT, which decreased its interest in the joint venture from 38.72% to 28.11%.
(d)	Reflects deferred project costs applied to Wells Fund XIII-REIT at approximately 4.1667% of purchase price.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND XIII, L.P.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund XIII, L.P. (a)	John Wiley Indianapolis		AIU Chicago		Pro Forma Total
REVENUES:
Equity in income of joint ventures	$531,457	$404,165	(b)	$(56,720	)(b)	$878,902
Interest income	89,924	0		0		89,924

	621,381	404,165		(56,720)		968,826

EXPENSES:
Partnership administrative	116,336	0		0		116,336
Legal and accounting	20,569	0		0		20,569
Other general and administrative	6,091	0		0		6,091

	142,996	0		0		142,996

NET INCOME (LOSS)	$478,385	$404,165		$(56,720)		$825,830

NET LOSS ALLOCATED TO GENERAL PARTNERS	$0	$0		$0		$0

NET INCOME ALLOCATED TO CASH PREFERRED LIMITED PARTNERS	$795,851	$665,540		$251,772		$1,713,163

NET LOSS ALLOCATED TO TAX PREFERRED LIMITED PARTNERS	$(317,466)	$(261,375)		$(308,492)		$(887,333)

NET INCOME PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT	$0.52					$0.57

NET LOSS PER WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNIT	$(1.02)					$(1.15)

DISTRIBUTIONS PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT	$0.52					$0.52

WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNITS	1,536,463					3,001,870

WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNITS	311,049					770,277

(a)	Historical financial information derived from Wells Real Estate Fund XIII, L.P.’s annual report filed on Form 10-K.

(b)	Reflects Wells Real Estate Fund XIII, L.P.’s equity in income of the Wells Fund XIII-REIT after giving effect to the acquisitions of the John Wiley Indianapolis Building and the AIU Chicago Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND XIII, L.P.

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund XIII, L.P. (a)	AIU Chicago		Pro Forma Total
REVENUES:
Equity in income of joint ventures	$471,069	$240,510	(b)	$711,579
Interest income	63,352	0		63,352

	534,421	240,510		774,931

EXPENSES:
Partnership administrative	73,749	0		73,749
Legal and accounting	18,030	0		18,030
Other general and administrative	2,876	0		2,876

	94,655	0		94,655

NET INCOME	$439,766	$240,510		$680,276

NET INCOME ALLOCATED TO CASH PREFERRED LIMITED PARTNERS	$741,382	$394,756		$1,136,138

NET LOSS ALLOCATED TO TAX PREFERRED LIMITED PARTNERS	$(301,616)	$(154,246)		$(455,862)

NET INCOME PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT	$0.27			$0.38

NET LOSS PER WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNIT	$(0.45)			$(0.59)

CASH DISTRIBUTIONS PER CASH PREFERRED LIMITED PARTNER UNIT	$0.24			$0.24

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED LIMITED PARTNER UNITS	2,730,792			3,001,870

TAX PREFERRED LIMITED PARTNER UNITS	663,797			770,277

(a)	Historical financial information derived from Wells Real Estate Fund XIII, L.P.’s quarterly report filed on Form 10-Q.

(b)	Reflects Wells Real Estate Fund XIII, L.P.’s equity in income of Wells Fund XIII-REIT after giving effect to the acquisition of the AIU Chicago Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

The accompanying notes are an integral part of this statement.